# Performance By Design

Kevin C. Eichner
President & CEO

Frank H. Sanfilippo
EVP & CFO

ENTERPRISE BANK & TRUST
Talent · Strength · Passion

# *FORWARD LOOKING STATEMENTS*

It should noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2006 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

# *OUR BUSINESS MODEL*

**Enterprise Financial Services Corp is a high growth bank holding company focused primarily on private businesses and their owner families.**

**The Company operates highly successful commercial banking and wealth management lines of business in St. Louis and Kansas City and through its national wholesale distribution platform.**

# *MISSION*

**Our mission is to guide our clients to a lifetime of financial success.**

## VISION

**Our vision is to build an exceptional company that clients value, shareholders prize and where our associates flourish.**

**We expect Enterprise to be one of the very highest performing growth companies in the industry.**

## *A HIGH PERFORMANCE TRACK RECORD*

**Since 2002, EFSC has:**

- **Tripled net income**
- **Driven EPS growth at a 27% CAGR**
- **Grown loans from $680 million to $1.1 billion organically and added $339 million through acquisitions**
- **Funded this loan growth with an enviable core deposit base**
- **Maintained a record of outstanding credit quality**
- **Managed net interest margin within a range of 3.81% to 4.11%**

# A HIGH PERFORMANCE TRACK RECORD (cont.)

- Grown our wealth management business from $3.2 million in gross revenue to over $14.6 million
- Improved wealth management earnings from a loss of $760K to pre-tax profits of $3.8 million
- Implemented a "fewer but better" personnel model increasing staff from 263 to only 348 people while more than doubling our size
- Taken an innovative approach to the marketplace through programs such as Enterprise University and our Lifetime Client System
- Increased total shareholder value from $76 million to nearly $300 million

ENTERPRISE BANK & TRUST

# SHAREHOLDERS' RESPONSE:


"OKAY, ENTERPRISE – THAT WAS GREAT. SO NOW WHAT ARE YOU GOING TO DO FOR US?"

Performance
By Design

# AGAINST THE WINDS:

## Value Building Strategies By Line of Business

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

# *BANKING STRATEGIES*

- **Continue to drive deposit growth through specialized Treasury Management offerings: protect core deposit franchise**
- **Maintain highly disciplined credit management**
- **Further develop special lending niches (Premium Finance, Value Lending, Tax Credits)**
- **Invest capital in people, products and technology vs. branches**
- **Fully exploit the virtues of our Lifetime Client System**
- **Assimilate recent Kansas City bank acquisitions while actively exploring a third major metropolitan market**

# WEALTH MANAGEMENT STRATEGIES

- Offer an unusually comprehensive suite of planning services through our shared family office. Clearly differentiate from asset-only managers.
- Continue our open-architecture investment model
- Implement new trust pricing protocols to enhance profitability and further differentiate our offerings
- Secure national OTS Trust charter to incorporate all wealth management services and support national distribution
- Build out Millennium's wholesale life insurance platform
- Expand wholesale distribution with wealth management services for other financial intermediaries (Banks, B.D.'s, RIA's, etc.)

# STRATEGIC INTENT: ORGANIC GROWTH MODEL 2006 THROUGH 2011*

**Banking Business:**
- 12-15% Annual Growth
- 3.90 – 4.00% NIM
- < .25% charge-offs

\+

**Wealth Management Business:**
- 15-20% Revenue CAGR
- 20-25% Earnings CAGR

→ **< 12% Average Annual Non-Interest Expense Growth Allowable**

→ **EPS Growth = 15-20% Thru Plan Horizon**

*Not intended as a forecast. All numbers are period averages. Does not assume effects of new market entry, if any.

Performance
By Design

# KEY PERFORMANCE METRICS
# 2007 YTD AND HISTORICAL

Frank H. Sanfilippo
EVP & CFO

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

# 2007 YTD RESULTS (6/30/07)

| | YTD 2006 | YTD 2007 | Change |
|---|---|---|---|
| Ending Banking Assets | $1.29B | $1.73B | 35% |
| Ending Trust Assets | $1.54B | $1.74B | 13% |
| Ending Loans | $1.11B | $1.50B | 35% |
| Ending Deposits | $1.08B | $1.43B | 33% |
| Net Interest Rate Margin | 4.05% | 3.83% | -22 bp |
| Nonperforming Loans to Loans | 0.08% | 0.84% | 76 bp |

# 2007 YTD RESULTS (6/30/07) *(cont)*

| | YTD 2006 | YTD 2007 | Change |
|---|---|---|---|
| Wealth Mgmt Revenues (1) | $6.5M | $6.4M | -2% |
| Wealth Mgmt Pre-tax Profit (1) | $1.7M | $1.0M | -43% |
| Non-interest Expense | $18.6M | $24.2M | 30% |
| Net Income | $6.9M | $7.7M | 11% |
| EPS | $0.64 | $0.62 | -3% |
| Ending Shares Outstanding | 10,508,000 | 12,354,000 | 18% |

(1) Note: '06 revenue increase was 97%, pre-tax profit increase was 236%

ENTERPRISE BANK & TRUST

# STRONG LOAN GROWTH



Portfolio loans in millions of dollars
'07 Growth = 22% - 26%
4 year CAGR '02 -'06 = 18%
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$680
$784
$899
$1,002
$1,311
$1,600 - $1,650*
'02
'03
'04
'05
'06
'07 EST. RANGE

*Includes approximately $160 million from Great American acquisition completed 2/07

# DIVERSIFIED LOAN PORTFOLIO WITH BORROWERS WE KNOW



27%
2%
3%
6%
9%
11%
10%
2%
30%
Services
Transportation
Retail Trade
Wholesale
Manufacturing
Commercial Construction
Residential Construction
Other
Real Estate

Data as of 6/30/07, excluding Great American acquisition. Residential construction includes land acquisition, development and construction

# DEPOSIT GROWTH



Year-end deposits in millions of dollars
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
'07 Growth = 24% - 27%
4 year CAGR '02-'06 = 16%
$716
$796
$940
$1,116
$1,316
$1,630-$1,670*
'02
'03
'04
'05
'06
'07 EST. RANGE

*Includes $150 million from Great American acquisition completed 2/07

ENTERPRISE BANK & TRUST

# *EXCELLENT CORE DEPOSIT MIX*

| | '02 | '03 | '04 | '05 | '06 | 6/07 |
|---|---|---|---|---|---|---|
| DDA | 18% | 20% | 21% | 21% | 18% | 15%* |
| NOW/MMA/ SAVINGS | 56% | 55% | 54% | 53% | 51% | 48% |
| TIME DEPOSITS | 21% | 20% | 18% | 20% | 23% | 27% |
| BROKERED/ NON-CORE | 5% | 5% | 7% | 6% | 8% | 10% |
| TOTAL | 100% | 100% | 100% | 100% | 100% | 100% |

*Includes effects of NorthStar and Great American, both of which had less DDA and were more dependent on brokered deposits.

ENTERPRISE BANK & TRUST

# RISING NET INTEREST INCOME



In millions of dollars
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
'07 Growth = 19% - 23%
4 year CAGR '02-'06 = 14%
$30.9
$32.7
$36.7
$44.6
$51.3
$61.0 - $63.0
'02
'03
'04
'05
'06
'07 EST. RANGE

ENTERPRISE BANK & TRUST

# SOLID ASSET QUALITY



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.27%
1.35%
1.30%
1.30%
1.30%
1.31%
0.84%
0.57%
0.49%
0.22%
0.20%
0.14%
0.43%
0.14%
0.20%
0.13%
0.02%
0.10%
0.13%
'02
'03
'04
'05
'06
6/30/2007
Allowance for loan losses to total loans
Non-performing loans to loans
NPL Excluding NorthStar
Net charge-offs to avg. loans

*Note: Half of non-performers from NorthStar acquisition

# WEALTH MANAGEMENT REVENUE HAS BEEN GROWING EXPONENTIALLY

Gross revenue in millions of dollars



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
'07 Growth = 10% - 16%
4 year CAGR '02-'06 = 46%
$3.2
$4.6
$5.3
$7.4
$14.6
$16.0 -$17.0
'02
'03
'04
'05
'06
'07 EST. RANGE

Note: 2006 growth includes effect of Millennium acquisition

ENTERPRISE BANK & TRUST

# GENERATING MAJOR LEVERAGE IN PROFITABILITY



In millions of dollars of pre-tax earnings
$5.50
$4.50
$3.50
$2.50
$1.50
$0.50
$(0.50)
$(1.50)
'07 Growth = 4% - 17%
4 year CAGR '02-'06 = N/M
$4.00-$4.50
$3.83
$0.95
$0.70
$(0.76)
$(0.04)
'02
'03
'04
'05
'06
'07 EST. RANGE

**Note: 2006 growth includes effect of Millennium acquisition. 2007 estimated range assumes Millennium at priority return level.**

# CONTROLLED NONINTEREST EXPENSE GROWTH



In millions of dollars
'07 Growth = 16% - 21%
4 year CAGR '02-'06 = 11%
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$27.4
$28.2
$29.3
$34.3
$41.4
$48.0-$50.0*
'02
'03
'04
'05
'06
'07 EST. RANGE

* Includes incremental expenses over 2005 of $10.9 million for Millennium, NorthStar, and Great American acquisitions.

# DRIVING IMPROVING EFFICIENCY



Efficiency Ratio
85%
80%
75%
70%
65%
60%
55%
76%
70%*
67%
64%
61%
61% - 59%
'02
'03
'04
'05
'06
'07 EST. RANGE

*Proforma

ENTERPRISE BANK & TRUST

# MARGIN MANAGEMENT IN TOUGH ENVIRONMENT



6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
'02
'03
'04
'05
'06
YTD '07
1.67%
1.13%
1.35%
3.22%
4.97%
5.25%
4.00%
4.01%
3.84%
4.11%
4.01%
3.83%
Avg Fed Funds Rate
EFSC Net Int Margin

ENTERPRISE BANK & TRUST

# NET INCOME

In millions of dollars



$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
'07 Growth = 23% - 26%
4 year CAGR '02-'06 = 33%
$5.0
$6.9
$8.2
$11.3
$15.5
$19.0 - $19.6
'02
'03
'04
'05
'06
'07 EST. RANGE

# *FULLY DILUTED EPS*



In dollars
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
'07 Growth = 12% - 15%
4 year CAGR '02 -'06 = 27%
$0.53
$0.70
$0.82
$1.05
$1.36
$1.52 -$1.56
'02
'03
'04
'05
'06
'07 EST. RANGE

ENTERPRISE BANK & TRUST

# *CAPITAL RATIOS*

| | 12/31/05 | 12/31/06 | 6/30/07 |
|---|---|---|---|
| Tier 1 Risk-based | 10.31% | 9.63% | 9.82% |
| Total Risk-based | 11.55% | 10.87% | 11.09% |
| Avg. Equity to Avg. Assets | 7.20% | 8.65% | 9.22% |

**Regulatory Capital Events:**

- **Issued $4 million of Trust Preferred 3Q '06**
- **Issued & acquired $21 million of Trust Preferred with Great American acquisition**

Performance By Design

# SUMMARY

## Kevin C. Eichner

## President & CEO

ENTERPRISE BANK & TRUST

TALENT · STRENGTH · PASSION

# SUMMARY

- After five years of 27% CAGR in EPS, 2007 will see lower EPS growth due primarily to:
  - Impact of nearly 2 million additional shares outstanding
  - Sector-wide margin compression
  - Significant increase in non-interest expenses principally associated with recent acquisitions
  - An uptick in non-performing loans, half of which are due to acquisition
  - More normalized Wealth Management growth compared to 2006
- Yet we still expect EFSC to be one of the very highest performing growth companies in our industry

# THIS ENVIRONMENT PRESENTS CHALLENGES...



***But This Isn't Our First Rodeo!***

## *INVESTOR CONSIDERATIONS:*

**We believe we have created a stronger, more valuable company today than the one that was selling for $32 per share just seven months ago.**

# *INVESTOR CONSIDERATIONS:*

- Today, EFSC is a larger company with greater earnings power, better market positions, and more talent
- The Company is managed by the same team that produced the results that you have seen over the past five years
- We are a core-funded commercial bank with solid asset quality augmented by a powerful and successfully integrated wealth management business
- We have a compelling and well-executed growth strategy that is very clearly differentiated in today's small-cap space
- Our stock is currently available at a very attractive investment valuation historically and compared to peers

# *INVESTOR CONSIDERATIONS:*

**Compared to year end 2006, EFSC shares are selling at a substantial discount:**

| | 12/29/06 | 7/19/07 |
|---|---|---|
| Stock price | $32.58 | $22.40 |
| LTM PE multiple | 24 | 16 |
| BV multiple | 2.7 | 1.7 |
| Tangible BV multiple | 3.9 | 2.7 |

# INVESTOR CONSIDERATIONS:

## Selected Peer Comparison 2Q 2007:

| | EPS % | NET INC % | NPL % | NCO % | NIM % | PE 7.23.07 | 1 YR STOCK PRICE Δ | PEG RATIO |
|---|---|---|---|---|---|---|---|---|
| EFSC | NC | + 16 | .84 | .06 | 3.81 | 16 | (18%) | .53 |
| PVTB | (12) | (15) | .70 | .06 | 3.19 | 15 | (37%) | .76 |
| PNFB | 27 | + 26 | .19 | .05 | 3.58 | 22 | (19%) | .45 |
| COBZ | (8) | (3) | .12 | .06 | 4.32 | 18 | (26%) | .89 |

Stock price data as of 7/23/07. PEG ratio based on 2006 EPS growth.

## STOCK PRICE



An Attractive Entry Opportunity?
$40
$35
$30
$25
$20
$15
$10
$5
New Management Team Named 7/1/02
National NASDAQ Listing 7-1-05
Millennium Acquired 10/19/05
NorthStar Acquired 7/05/06
Great American Acquired 2/28/07
7/1/02
12/1/02
5/1/03
10/1/03
3/1/04
8/1/04
1/1/05
6/1/05
11/1/05
4/1/06
9/1/06
2/1/07
7/1/07

ENTERPRISE BANK & TRUST

Performance
By Design

# DISCUSSION

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION